SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 4, 2011

Harmonic Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-145794	20-0164981
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

#406 - 917 85th Street SW, Suite 167, Calgary, Alberta, Canada	n/a
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (403) 698-9477
____________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 4, 2011, Tim Elias, Mark Mroczkowski, Michael J. Korte, and Michael O’Derrick resigned as members of the board of directors.  In addition, each of the individuals listed below resigned from the respective executive offices listed for each:

•	Tim Elias, Chief Operating Officer
•	Mark Mroczkowski, Chief Financial Officer and Treasurer
•	Michael J. Korte, Chief Geologist

None of the foregoing resignations were the results of disagreements with management regarding our operations, policies, or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harmonic Energy, Inc.

/s/ Mark Mroczkowski
Mark Mroczkowski
Chief Financial Officer
Date: March 4, 2011